Exhibit 10.24

9900 Westpark Drive, Suite 300

Houston, TX 77063

AMENDMENT TO OFFER LETTER

OF ROBERT S. MERRITT

March 2, 2016

Robert S. Merritt

51 Battle Swamp Road

Roxbury, CT 06783

Dear Bob:

This letter (the “Amendment”) amends the offer letter between you and IGNITE RESTAURANT GROUP, dated November 17, 2015 (the “Original Offer Letter”). The Original Offer Letter shall be amended as follows:

In the section entitled “Position,” the text “President and Chief Executive Officer” is hereby deleted in its entirety and replaced with “Chief Executive Officer.”

Except as specifically provided herein, the remaining provisions of the Original Offer Letter shall remain in full force and effect.

If you are in agreement with the Amendment, please sign below and fax the signed Amendment to (832) 426-0252.

Best Regards,

/s/ Paul R. Vigano

Paul R. Vigano

Chairman of the Board

Agreed and acknowledged:

Printed Name:	Robert S. Merritt

Signature:	/s/ Robert S. Merritt

Date Signed:	3/2/16

An electronic signature or facsimile is intended to be, and will be, considered the equivalent of an original signature, is legally binding, and is to be given full force and effect.